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                               Table of Contents

                                   The Funds                                          Page
                                           Goal / Approach                              2
                                           Main Risks                                   2
             Information about past        Florida Tax-Free Income Fund                 3
              performance, fees and        Georgia Tax-Free Income Fund                 4
          expenses, and state risks        Michigan Tax-Free Income Fund                5
                                           Pennsylvania Tax-Free Income Fund            6

                                Your Investment

           Information for managing        Purchases                                    7
                  your fund account        Opening Your Account                         9
                                           Redemptions                                  9
                                           Distributions and Taxes                     10
                                           Services For Fund Investors                 11
                                           Sales Charges and Service Fees              12
                                           Management                                  13

                              For More Information

                  How to learn more        Other Investment Techniques                 14
                    about the funds        Glossary of Shaded Terms                    15
                                           Recent Performance                          17

                             Financial Information

  Financial highlights of each fund        Florida Tax-Free Income Fund                18
                                           Georgia Tax-Free Income Fund                20
                                           Michigan Tax-Free Income Fund               22
                                           Pennsylvania Tax-Free Income Fund           24
                                           Compensation For Your Dealer                26

        How to learn more about the        Back Cover
  funds and other Lord Abbett funds

                                                                            Florida Tax-Free Income Fund
                                                                            Georgia Tax-Free Income Fund
                                                                            Michigan Tax-Free Income Fund
                                                                            Pennsylvania Tax-Free Income Fund
                                   The Funds

GOAL / APPROACH

    Each fund seeks the maximum amount of interest income exempt from federal income tax and from its state's personal income tax as is consistent with reasonable risk. At present, Florida does not impose a personal income tax.

    To pursue its goal, each fund invests in municipal bonds which are
    investment grade. Under normal market conditions, each fund               We or the funds refers to any one
    attempts to be 80% invested in municipal bonds, the interest on           or more of the four portfolios of
    which is exempt from federal and its state's personal income tax.         Lord Abbett Tax-Free Income Trust
    Under normal circumstances, we intend to maintain the average             (the "company"). Each fund
    weighted stated maturity of each fund at between ten and                  operates under the supervision of
    thirty-five years.                                                        the company's Board with the
                                                                              advice of Lord, Abbett & Co.
    In selecting bonds, we focus on:                                          ("Lord Abbett"), its investment
                                                                              manager.
       Credit Quality - an issuer's ability to pay principal and
       interest                                                               About each fund. Each fund is a
                                                                              professionally managed portfolio
       Call Protection - assurance by an issuer that a bond will not          primarily holding municipal bonds
       be paid off earlier than anticipated                                   purchased with the pooled money
                                                                              of investors. It strives to reach
       Income Tax Exemption - the bond issuer's ability to pay                its stated goal, although as with
       interest free from federal, state and/or local personal income         all funds, it cannot guarantee
       taxes                                                                  results.

       Total Return Potential - the return possibilities for an               Reasonable risk is the volatility
       investment over a period of time, including appreciation and           each fund has over time, which we
       interest                                                               believe will approximate the
                                                                              Lehman Brothers Current Coupon
    While typically fully invested, at times we may take a temporary          Long Index.
    defensive position in: (i) short-term tax-exempt securities, and
    (ii) cash, investment grade commercial paper, and short-term U.S.
    Government Securities (limited to 20% of our assets). This could          Municipal Bonds ("bonds") are
    reduce tax-exempt personal income and prevent each fund from              debt securities issued by or on
    realizing its investment objective.                                       behalf of states, territories and
                                                                              possessions of the United States
MAIN RISKS                                                                    and their political subdivisions,
                                                                              agencies and instrumentalities
    Although municipal bonds are generally designed to provide a              which provide income free from
    stable and steady flow of in-come, their prices move inversely            federal, state and/or local
    with changes in interest rates. This means the value of your              personal income taxes. Municipal
    investment could increase or decrease, which means that you could         bonds are generally divided into
    lose money. Additional risks that could reduce each fund's income         two types:
    level and share price include the following:

       Credit risk - the possibility that an issuer of bonds fails to           General Obligation Bonds are
       make timely payments of principal or interest                            secured by the full faith and
                                                                                credit of the issuer and its
       Call risk - as interest rates decline, bond issuers may pay off          taxing power.
       their loan early by buying back the bonds
                                                                                Revenue Bonds are payable from
       Governmental risk - government actions could have an adverse             revenue derived from a particular
       risk on municipal bond prices and could cause prices to fall             facility or service, such as
                                                                                bridges, tolls or sewer services.
    An investment in each fund is not a bank deposit. It is not                 Industrial development bonds are
    FDIC-insured or government-endorsed. It is not a complete                   revenue bonds.
    investment program. You could lose money in each fund, but you
    also have the potential to make money.                                      You should read this entire
                                                                                prospectus, including "Other
    Each fund is nondiversified. This means that it may invest a greater        Investment Techniques," which
    portion of its assets in a single issuer than a diversified fund.           concisely describes the other
    Thus, it may be exposed to greater risk, than a diversified fund.           investment strategies used by
                                                                                the funds and their risks.
    Credit risk may vary among states based upon the economic and fiscal conditions and Year 2000 readiness of each state or the municipalities within the state.

2 The Funds


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
                                            Florida Tax-Free Income Fund          Symbols: Class A - LAFLX
                                                                                           Class C - FLLAX

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market
performance.                                                                   Past performance is not a prediction
                                                                               of future results.
                              [BAR CHART]                                      --------------------------------------

The table below shows a comparison of the fund's class A and C average         (i)   The dates of inception for
annual total return to that of the Lehman Municipal Bond Index. Fund                 each class are:
returns assume reinvestment of dividends and distributions and payment               A: -9/25/91; and C -7/15/96.
of the maximum applicable front-end or deferred sales charge. All
periods end on December 31, 1998.                                              (ii)  Performance for the
                                                                                     unmanaged Lehman Municipal
Class                1 Year       5 Years        Inception(i)                        Bond Index does not
                                                                                     reflect transaction costs
A                     1.00%        3.70%           6.05%                             or management fees. This
--------------------------------------------------------------                       index is composed of
C                     5.38%          -             6.98%                             municipal bonds from many
--------------------------------------------------------------                       different states and,
Lehman Municipal                                   7.66%(iii)                        therefore, it may not be
Bond Index(ii)        6.48%        6.22%           8.15%(iv)                         valid to compare to a
--------------------------------------------------------------                       single-state municipal
                                                                                     bond portfolio, such as
FEES AND EXPENSES                                                                    this fund.

This table describes the fees and expenses that you may pay if you buy         (iii) Represents total returns
and hold shares of the fund.                                                         for the period 9/30/91 -
                                                                                     12/31/98, to correspond
------------------------------------------------------------------------             with class A inception
Fee table                                                                            date.
------------------------------------------------------------------------
                                        Class A     Class C      Class P       (iv)  Represents total return
                                                                                     for the period 7/31/96 -
Shareholder Fees (Fees paid directly                                                 12/31/98, to correspond
from your investment)                                                                with class C inception
------------------------------------------------------------------------             date.
Maximum Sales Charge on Purchases
------------------------------------------------------------------------       Management fees are payable to
(as a % of offering price)               4.75%        none        none         Lord Abbett for the fund's
------------------------------------------------------------------------       investment management.
Maximum Deferred Sales Charge (See
"Purchases")                             none         1.00%       none         12b-1 Fees refer to fees
------------------------------------------------------------------------       incurred for activities that are
Annual Fund Operating Expenses (Expenses deducted from fund assets)            primarily intended to result in
(as a % of average net assets)(1)                                              the sale of fund shares and
------------------------------------------------------------------------       service fees for shareholder
Management Fees (See "Management")       0.50%        0.50%       0.50%        account service and maintenance.
------------------------------------------------------------------------
Distribution and Service (12b-1)                                               Other Expenses include fees paid
Fees(2)                                  0.35%        1.00%       0.45%        for miscellaneous items such as
------------------------------------------------------------------------       transfer agency, legal and share
Other Expenses (See "Management")        0.13%        0.13%       0.13%        registration fees.
------------------------------------------------------------------------       ----------------------------------
Total Operating Expenses                 0.98%        1.63%       1.08%
                                                                               (1) The annual operating
------------------------------------------------------------------------           expenses have been restated
                                                                                   from fiscal year amounts to
------------------------------------------------------------------------           reflect current fees.
Expense example
------------------------------------------------------------------------       (2) Because 12b-1 distribution
This example, like that in other funds' prospectuses, assumes a                    fees (up to: 0.10%- class A;
$10,000 initial investment at maximum sales charge, if any, 5% total               0.75%- class C; and 0.25%-
return each year and no changes in expenses. You pay the following                 class P) are paid out on an
expenses over the course of each period shown if you sell your shares              on-going basis, over time
at the end of the period, although your actual cost may be higher or               they will increase the cost
lower. The expenses include any applicable contingent deferred sales               of your investment and may
charges.                                                                           cost you more than paying
                                                                                   other types of sales
Share class            1 Year        3 Years      5 Years        10 Years          charges. Service fees under
                                                                                   each class's 12b-1 Plan are
Class A shares          $570           $772         $991          $1,622           up to 0.25%, except 0.20%-
------------------------------------------------------------------------           class P.
Class C shares          $266           $514         $886          $1,935
------------------------------------------------------------------------       Florida Bonds - Risk Factors.
Class P shares          $110           $343         $595          $1,320       Florida's economic expansion has
------------------------------------------------------------------------       been strong, as employment rates
                                                                               had continued to grow steadily.
You would pay the following expenses on the same investment, assuming          The Florida economy is expecting
you kept your shares.                                                          a mild slowdown of growth during
                                                                               1999. Because Florida has a
Class A shares         $570            $772         $991          $1,622       proportionately greater
------------------------------------------------------------------------       retirement age population than
Class C shares         $166            $514         $886          $1,935       the rest of the nation, property
------------------------------------------------------------------------       income (dividends, interest and
Class P shares         $110            $343         $595          $1,320       rent) and transfer payments
------------------------------------------------------------------------       (social and pension benefits,
                                                                               for example) are relatively more
This example is for comparison and is not a representation of the              important sources of income.
fund's actual expenses or returns, either past or present.


                                                                     The Funds 3


                                            Georgia Tax-Free Income Fund            Symbols: Class A - LAGAX

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual
returns compare with those of a broad measure of market performance.           Past performance is not a prediction
                                                                               of future results.
                            [BAR CHART]                                        -------------------------------------
                                                                               (i)   The date of inception for
The table below shows a comparison of the fund's class A average annual              class A is 12/27/94.
total return to that of the Lehman Municipal Bond Index. Fund returns
assume reinvestment of dividends and distributions and payment of the          (ii)  Performance for the
maximum applicable front-end or deferred sales charge. All periods end on            unmanaged Lehman Municipal
December 31, 1998.                                                                   Bond Index does not
                                                                                     reflect transaction costs
Class                               1 Year                 Inception(i)              or management fees. This
A                                    2.00%                     8.41%                 index is composed of
-------------------------------------------------------------------------            municipal bonds from many
Lehman Municipal Bond Index(ii)      6.48%                     9.28%(iii)            different states and,
-------------------------------------------------------------------------            therefore, it may not be
                                                                                     valid to compare to a
FEES AND EXPENSES                                                                    single-state municipal
                                                                                     bond portfolio, such as
This table describes the fees and expenses that you may pay if you buy               this fund.
and hold shares of the fund.
                                                                               (iii) Represents total return
-------------------------------------------------------------------------            for the period 12/31/94 -
Fee table                                                                            12/31/98, to correspond
-------------------------------------------------------------------------            with class A inception
                                                                                     date.
                                             Class A              Class P
Shareholder Fees (Fees paid directly from                                      Management fees are payable to
your investment)                                                               Lord Abbett for the fund's
-------------------------------------------------------------------------      investment management.
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------      Lord Abbett is currently waiving
(as a % of offering price)                    4.75%                none        the management fee for the
-------------------------------------------------------------------------      Georgia fund. Lord Abbett may
Maximum Deferred Sales Charge (See                                             stop waiving the management fee
"Purchases")                                   none                none        at any time.
-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets)            12b-1 fees refer to fees
(as a % of average net assets)                                                 incurred for activities that are
-------------------------------------------------------------------------      primarily intended to result in
Management Fees (See "Management")            0.50%                0.50%       the sale of fund shares and
-------------------------------------------------------------------------      service fees for shareholder
Distribution and Service (12b-1 Fees)(1)      0.00%                0.45%       account service and maintenance.
-------------------------------------------------------------------------
Other Expenses (See "Management")             0.24%                0.24%       The 12b-1 Plan for the Georgia
-------------------------------------------------------------------------      fund will not become operative
Total Operating Expenses                      0.74%                1.19%       for Class A shares until the
-------------------------------------------------------------------------      Class A net assets reach $100
                                                                               million.

-------------------------------------------------------------------------      Other expenses include fees paid
Expense example                                                                for miscellaneous items such as
-------------------------------------------------------------------------      transfer agency, legal and share
                                                                               registration fees.
This example, like that in other funds' prospectuses, assumes a $10,000        -------------------------------------
initial investment at maximum sales charge, if any, 5% total return each       (1) Because 12b-1 distribution
year and no changes in expenses. You pay the following expenses over the           fees (up to: 0.10%- class A;
course of each period shown if you sell your shares at the end of the              and 0.25%- class P) are paid
period, although your actual cost may be higher or lower. The expenses             out on an on-going basis,
include any applicable contingent deferred sales charges. You would pay            over time they will increase
the same expenses, assuming you kept your shares.                                  the cost of your investment
                                                                                   and may cost you more than
Share class              1 Year      3 Years     5 Years        10 Years           paying other types of sales
                                                                                   charges. Service fees under
Class A shares            $547         $700        $867          $1,352            the class A 12b-1 Plan equal
Class P shares            $121         $378        $654          $1,446            up to 0.25% and 0.20% for
                                                                                   class P.
This example is for comparison and is not a representation of the fund's
actual expenses or returns, either past or present.                            Georgia Bonds - Risk Factors.
                                                                               Georgia has been one of the
                                                                               fastest-growing states in terms
                                                                               of population, and has benefited
                                                                               from steady economic growth due
                                                                               to the State's low cost of
                                                                               living, extensive transportation
                                                                               infrastructure and low
                                                                               unemployment rates.
                                                                               Nevertheless, Georgia's per
                                                                               capita income remains below the
                                                                               national average.



4 The Funds

                                           Michigan Tax-Free Income Fund            Symbols: Class A - LAMIX

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                              [BAR CHART]                                      Past performance is not a
                                                                               prediction of future results.
The table below shows a comparison of the fund's class A average annual        -------------------------------
total return to that of the Lehman Municipal Bond Index. Fund returns          (i)   The date of inception for
assume reinvestment of dividends and distributions and payment of the                class A shares is 12/1/92.
maximum applicable front-end or deferred sales charge. All periods end on
December 31, 1998.                                                             (ii)  Performance for the
                                                                                     unmanaged Lehman Municipal
Class                           1 Year       5 Years        Inception(i)             Bond Index does not
A                                1.00%        4.43%             6.43%                reflect transaction costs
-------------------------------------------------------------------------            or management fees. This
Lehman Municipal Bond Index(ii)  6.48%        6.22%             7.29%(iii)           index is composed of
-------------------------------------------------------------------------            municipal bonds from many
                                                                                     different states and,
FEES AND EXPENSES                                                                    therefore, it may not be
                                                                                     valid to compare to a
This table describes the fees and expenses that you may pay if you buy               single-state municipal
and hold shares of the fund.                                                         bond portfolio, such as
                                                                                     this fund.
-------------------------------------------------------------------------
Fee table                                                                      (iii) Represents total return
-------------------------------------------------------------------------            for the period 11/30/92 -
                                            Class A               Class P            12/31/98, to correspond
                                                                                     with class A inception
Shareholder Fees (Fees paid directly from                                            date.
your investment)
-------------------------------------------------------------------------      Management fees are payable to
Maximum Sales Charge on Purchases                                              Lord Abbett for the fund's
-------------------------------------------------------------------------      investment management.
(as a % of offering price)                    4.75%                 none
-------------------------------------------------------------------------      12b-1 fees refer to fees
Maximum Deferred Sales Charge (See                                             incurred for activities that are
"Purchases")                                  none                  none       primarily intended to result in
-------------------------------------------------------------------------      the sale of fund shares and
Annual Fund Operating Expenses (Expenses deducted from fund assets)            service fees for shareholder
(as a % of average net assets)                                                 account service and maintenance.
-------------------------------------------------------------------------
Management Fees (See "Management")            0.50%                 0.50%      The 12b-1 Plan for the Michigan
-------------------------------------------------------------------------      fund will not become operative
Distribution and Service (12b-1 Fees)(1)      0.00%                 0.45%      for Class A shares until the
-------------------------------------------------------------------------      class A net assets reach $100
Other Expenses (See "Management")             0.19%                 0.19%      million.
-------------------------------------------------------------------------
Total Operating Expenses                      0.69%                 1.14%
-------------------------------------------------------------------------      Other expenses include fees paid
                                                                               for miscellaneous items such as
                                                                               transfer agency, legal and share
-------------------------------------------------------------------------      registration fees.
Expense example                                                                -------------------------------
-------------------------------------------------------------------------      (1) Because 12b-1 distribution
This example, like that in other funds' prospectuses, assumes a $10,000            fees (up to: 0.10%- class A;
initial investment at maximum sales charge, if any, 5% total return each           and 0.25%- class P) are paid
year and no changes in expenses. You pay the following expenses over the           out on an on-going basis,
course of each period shown if you sell your shares at the end of the              over time they will increase
period, although your actual cost may be higher or lower. The expenses             the cost of your investment
include any applicable contingent deferred sales charges. You would pay            and may cost you more than
the same expenses, assuming you kept your shares.                                  paying other types of sales
                                                                                   charges. Service fees under
Share class                1 Year      3 Years     5 Years      10 Years           the class A 12b-1 Plan equal
                                                                                   up to 0.25% and 0.20% for
Class A shares              $542         $685        $841         $1,295           class P.
Class P shares              $116         $362        $628         $1,389
                                                                               Michigan Bonds - Risk Factors.
This example is for comparison and is not a representation of the fund's       Michigan's economic forecast for
actual expenses or returns, either past or present.                            1999 projects healthy growth.
                                                                               Michigan's economy remains
                                                                               heavily concentrated in the
                                                                               manufacturing sector. The
                                                                               State's automobile industry
                                                                               remains an important component
                                                                               of this sector. Accordingly, the
                                                                               State's economy is potentially
                                                                               more volatile than those of
                                                                               other states with more diverse
                                                                               economies and may be more likely
                                                                               to be adversely affected by
                                                                               recent global economic problems.
                                                                               Renewed state economic growth
                                                                               has caused the Michigan
                                                                               unemployment rate to remain
                                                                               slightly below the U.S.
                                                                               unemployment rate for six
                                                                               consecutive years, running
                                                                               counter to a historical trend of
                                                                               Michigan having a higher
                                                                               unemployment rate than the
                                                                               national average.

                                                                     The Funds 5


                                       Pennsylvania Tax-Free Income Fund            Symbol: Class A - LAPAX

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.
                                                                              Past performance is not a
                               [BAR CHART]                                    prediction of future results.
                                                                              ------------------------------
The table below shows a comparison of the fund's class A average annual       (i)   The date of inception for
total return to that of the Lehman Municipal Bond Index. Fund returns               class A shares is 2/3/92.
assume reinvestment of dividends and distributions and payment of the         (ii)  Performance for the
maximum applicable front-end or deferred sales charge. All periods end on           unmanaged Lehman Municipal
December 31, 1998.                                                                  Bond Index does not
                                                                                    reflect transaction costs
Class                             1 Year       5 Years      Inception(i)            or management fees. This
A                                  1.30%         4.40%         6.70%                index is composed of
-------------------------------------------------------------------------           municipal bonds from many
Lehman Municipal Bond Index(ii)    6.48%         6.22%         7.49%(iii)           different states and,
-------------------------------------------------------------------------           therefore, it may not be
                                                                                    valid to compare to a
FEES AND EXPENSES                                                                   single-state municipal
                                                                                    bond portfolio, such as
This table describes the fees and expenses that you may pay if you buy              this fund.
and hold shares of the fund.                                                  (iii) Represents total return
                                                                                    for the period 1/31/92 -
-------------------------------------------------------------------------           12/31/98, to correspond
Fee table                                                                           with class A inception
-------------------------------------------------------------------------           date.

                                               Class A            Class P     Management fees are payable to
                                                                              Lord Abbett for the fund's
                                                                              investment management.
Shareholder Fees (Fees paid directly from
your investment)                                                              12b-1 fees refer to fees
-------------------------------------------------------------------------     incurred for activities that are
Maximum Sales Charge on Purchases                                             primarily intended to result in
-------------------------------------------------------------------------     the sale of fund shares and
(as a % of offering price)                      4.75%               none      service fees for shareholder
-------------------------------------------------------------------------     account service and maintenance.
Maximum Deferred Sales Charge
(See "Purchases")                               none                none      Other expenses include fees paid
-------------------------------------------------------------------------     for miscellaneous items such as
Annual Fund Operating Expenses (Expenses deducted from fund assets)           transfer agency, legal and share
(as a % of average net assets)(1)                                             registration fees.
-------------------------------------------------------------------------     ------------------------------
Management Fees (See "Management")              0.50%               0.50%     (1) The annual operating
-------------------------------------------------------------------------         expenses have been restated
Distribution and Service (12b-1 Fees)(2)        0.35%               0.45%         from fiscal year amounts to
-------------------------------------------------------------------------         reflect current fees.
Other Expenses (See "Management")               0.12%               0.12%     (2) Because 12b-1 distribution
-------------------------------------------------------------------------         fees (up to: 0.10%- class A;
Total Operating Expenses                        0.97%               1.07%         and 0.25%- class P) are paid
-------------------------------------------------------------------------         out on an on-going basis,
                                                                                  over time they will increase
-------------------------------------------------------------------------         the cost of your investment
Expense example                                                                   and may cost you more than
-------------------------------------------------------------------------         paying other types of sales
                                                                                  charges. Service fees under
This example, like that in other funds' prospectuses, assumes a $10,000           the class A 12b-1 Plan equal
initial investment at maximum sales charge, if any, 5% total return each          up to 0.25% and 0.20% for
year and no changes in expenses. You pay the following expenses over the          class P.
course of each period shown if you sell your shares at the end of the
period, although your actual cost may be higher or lower. The expenses        Pennsylvania Bonds - Risk
include any applicable contingent deferred sales charges. You would pay       Factors. Pennsylvania is an
the same expenses, assuming you kept your shares.                             established, yet growing state
                                                                              with a diversified economy. It
Share Class        1 Year          3 Years        5 Years        10 Years     is headquarters for many major
                                                                              corporations and many small
Class A shares      $569             $769           $986           $1,611     business. Pennsylvania has been
-------------------------------------------------------------------------     historically identified as a
Class P shares      $109             $340           $590           $1,308     heavy-industry state, although
-------------------------------------------------------------------------     that reputation has changed over
                                                                              the last 30 years as the
This example is for comparison and is not a representation of the fund's      industrial composition of
actual expenses or returns, either past or present.                           Pennsylvania diversified with
                                                                              the decline of the coal, steel
                                                                              and railroad industries. The
                                                                              major new sources of growth are
                                                                              in the service sector, including
                                                                              trade, medical and health
                                                                              services, education and
                                                                              financial institutions.
                                                                              Agriculture also remains an
                                                                              important part of the State's
                                                                              economy. Pennsylvania's
                                                                              unemployment rate has declined
                                                                              steadily since its peak in 1992,
                                                                              and in 1997 was just slightly
                                                                              above the national average.
                                                                              However, employment growth
                                                                              continues to lag behind the
                                                                              national average.



6 The Funds

                                 Your Investment

PURCHASES

    This prospectus offers three classes of shares for the Florida fund:
    class A, C and P. Two classes of shares are offered for the other funds: class A and P (call 800-521-5129 to find out if P shares are available in your state) for each fund. Although a fund may have more than one class of shares, these different classes of shares represent
    investments in the same portfolio of securities but are subject to        NAV per share for each class of
    different expenses. Our shares are continuously offered. The offering     fund shares is calculated each
    price is based on the Net Asset Value ("NAV") per share next              business day at the close of
    determined after we receive your purchase order submitted in proper       regular trading on the New York
    form. A front-end sales charge is added to the NAV, in the case of        Stock Exchange ("NYSE"). Each
    the class A shares. There is no front-end sales charge, although          fund is open on those business
    there is a CDSC in the case of the class C shares, as described           days when the NYSE is open.
    below.                                                                    Purchases and sales of fund
                                                                              shares are executed at the NAV
    You should read this section carefully to determine which class of        next determined after the fund
    shares represents the best investment option for your particular          receives your order. In
    situation. It may not be suitable for you to place a purchase order       calculating NAV, securities for
    for class C shares of $1,000,000 or more. You should discuss pricing      which market quotations are
    options with your investment professional.                                available are valued at those
                                                                              quotations. Securities for which
    For more information, see "Alternative Sales Arrangements" in the         such quotations are not
    Statement of Additional Information.                                      available are valued at fair
                                                                              value under procedures approved
    We reserve the right to withdraw all or any part of the offering made     by the Board.
    by this prospectus or to reject any purchase order. We also reserve
    the right to waive or change minimum investment requirements. All         Share classes
    purchase orders are subject to our acceptance and are not binding
    until confirmed or accepted in writing.                                   Class A  (All funds)
                                                                                normally offered with a front-
-------------------------------------------------------------------------       end sales charge
Front-End Sales Charges - Class A Shares (All Funds)
-------------------------------------------------------------------------     Class C  (Florida only)
                                                             To Compute         no front-end sales charge
                        As a % of         As a % of        Offering Price
Your Investment      Offering Price   Your Investment       Divide NAV by       higher annual expenses than
-------------------------------------------------------------------------       class A shares
Less than $50,000          4.75%            4.99%               .9425
-------------------------------------------------------------------------       a contingent deferred sales
$50,000 to $99,999         4.75%            4.99%               .9525           charge is applied to shares
-------------------------------------------------------------------------       sold prior to the first
$100,000 to $249,999       3.75%            3.90%               .9625           anniversary of purchase
-------------------------------------------------------------------------
$250,000 to $499,999       2.75%            2.83%               .9725         Class P
-------------------------------------------------------------------------       available to certain pension
$500,000 to $999,999       2.00%            2.04%               .9800           or retirement plans and
-------------------------------------------------------------------------       pursuant to a Mutual Fund
$1,000,000 and over        No Sales Charge                     1.0000           Advisory Program
-------------------------------------------------------------------------
The following $1 million category applies only to the Georgia and
Michigan funds until each fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to such fund.
-------------------------------------------------------------------------
$1,000,000 and over        1.00%            1.01%               .9900
-------------------------------------------------------------------------

    Reducing Your Class a Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

       Rights of Accumulation-- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

       Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

    For more information on eligibility for these privileges, read the applicable sections in the attached application.



                                                               Your Investment 7


Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

     purchases of $1 million or more*

     purchases by Retirement Plans with at least 100 eligible employees*

     purchases under a Special Retirement Wrap Program*                        *These categories may be
                                                                                subject to a Contingent
     purchases made with dividends and distributions on class A shares of       Deferred Sales Charge
     another Eligible Fund                                                      ("CDSC").

     purchases representing repayment under the loan feature of the Lord     CDSC regardless of class, is not
     Abbett-sponsored prototype 403(b) Plan for class A shares               charged on shares acquired
                                                                             through reinvestment of
     purchases by employees of any consenting securities dealer having a     dividends or capital gains
     sales agreement with Lord Abbett Distributor                            distributions and is charged on
                                                                             the original purchase cost or
     purchases under a Mutual Fund Advisory Program                          the current market value of the
                                                                             shares at the time they are
     purchases by trustees or custodians of any pension or profit sharing    being sold, whichever is lower.
     plan, or payroll deduction IRA for employees of any consenting          In addition, repayment of loans
     securities dealer having a sales agreement with Lord Abbett             under Retirement Plans and
     Distributor                                                             403(b) Plans will constitute new
                                                                             sales for purposes of assessing
See the Statement of Additional Information for a listing of other           the CDSC.
categories of purchasers who qualify for class A share purchases without
a front-end sales charge.                                                    To determine if a CDSC applies
                                                                             to a redemption, the fund
Class A Share CDSC (All Funds). If you buy class A shares under one of       redeems shares in the following
the starred (*) categories listed above and you redeem any of them within    order:
24 months after the month in which you initially purchased them, the fund
normally will collect a CDSC of 1%.                                          1.   shares acquired by
                                                                                  reinvestment of dividends
The class A share CDSC generally will be waived for the following:                and capital gains

     benefit payments such as Retirement Plan loans, hardship                2.   shares held for two years
     withdrawals, death, disability, retirement, separation from service          or more after the month of
     or any excess distribution under Retirement Plans (documentation may         purchase (class A) or one
     be required)                                                                 year or more (class C)

     redemptions continuing as investments in another fund participating     3.   shares held the longest
     in a Special Retirement Wrap Program                                         before the second
                                                                                  anniversary after the month
See "Systematic Withdrawal Plan" under "Services For Fund Investors"              of purchase (class A) or
below for more information on CDSCs with respect to class C shares.               before the first
                                                                                  anniversary of their
Class C Share CDSC (Florida fund only). The 1% CDSC for class C shares            purchase (class C)
normally applies if you redeem your shares before the first anniversary
of your original purchase.                                                   Retirement Plans include
                                                                             employer-sponsored retirement
Class P Shares. Class P shares have lower annual expenses than class C       plans under the Internal
shares, no front-end sales charge, and no CDSC. Class P shares are           Revenue Code, excluding Individual
currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory    Retirement Accounts
Program, or (b) to the trustees of, or employer-sponsors with respect to,
pension or retirement plans with at least 100 eligible employees (such as    Lord Abbett Distributor LLC
a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue        ("Lord Abbett Distributor") acts
Code) which engage an investment professional providing or participating     as agent for the funds to work
in an agreement to provide, certain recordkeeping, administrative and/or     with investment professionals
sub-transfer agency services to the fund on behalf of the class P            that buy and/or sell shares of
shareholders.                                                                the funds on behalf of their
                                                                             clients. Generally, Lord Abbett
                                                                             Distributor does not sell fund
                                                                             shares directly to investors.

                                                                             Benefit Payment Documentation.
                                                                             (class A only)

                                                                                  under $50,000 - no
                                                                                  documentation necessary

                                                                                  over $50,000 - reason for
                                                                                  benefit payment must be
                                                                                  received in writing. Use
                                                                                  the address indicated under
                                                                                  "Opening Your Account."


8  Your Investment

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

        Regular account                               $1,000

        Individual Retirement Accounts and                                      Important Information. You may
        403(b) Plans under the Internal Revenue Code    $250                    be subject to a $50 penalty
                                                                                under the Internal Revenue Code
        Uniform Gift to Minor Account                   $250                    if you do not provide a correct
                                                                                taxpayer identification number
     For Retirement Plans and Mutual Fund Advisory Programs, no minimum         (Social Security Number for
     investment is required, regardless of share class.                         individuals) or make certain
                                                                                required certifications. In
     You may purchase shares through any independent securities dealer          addition, we may be required to
     who has a sales agreement with Lord Abbett Distributor or you can          withhold from your account and
     fill out the attached application and send it to the fund you select       pay to the U.S. Treasury 31% of
     at the address stated below. You should carefully read the paragraph       any redemption proceeds and any
     below entitled "Proper Form" before placing your order to assure           dividend or distribution from
     your order will be accepted.                                               your account.

     Name of Fund
     P.O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain:
     (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal              Eligible Guarantor is any broker
     Capacity, the signature and capacity must be guaranteed by an              or bank that is a member of the
     Eligible Guarantor. Certain other legal documentation may be               Medallion Stamp Program. Most
     required. For more information regarding proper documentation call         major securities firms and banks
     800-821-5129.                                                              are members of this program. A
                                                                                notary public is not an eligible
     Normally a check will be mailed to the name and address in which the       guarantor.
     account is registered (or otherwise according to your instruction)
     within three business days after receipt of your redemption request.
     Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A share
     CDSC," or "Class C share CDSC."


                                                              Your Investment  9

DISTRIBUTIONS AND TAXES

     Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Each fund expects that its dividends from investment income will be tax
     exempt and expects to pay such dividends to shareholders monthly. If       Small Accounts. Our Board may
     a capital gain distribution is declared, it will be paid annually.         authorize closing any account in
     Your distributions will be reinvested in your fund unless you              which there are fewer than 25
     instruct the fund to pay them to you in cash. There are no sales           shares if it is in a fund's best
     charges on reinvestments.                                                  interest to do so.

     The tax status of distributions are the same for all shareholders          Taxes on Transactions. The chart
     regardless of how long they have been in the fund or whether               at left also can provide a "rule
     distributions are reinvested or paid in cash. In general,                  of thumb" guide for your
     distributions are taxable as follows:                                      potential U.S. federal income
                                                                                tax liability when selling or
========================================================================        exchanging fund shares. The
Federal Taxability Of Distributions                                             second row, "Short-term capital
                                                                                gains," applies to fund shares
Type of       Tax rate for shareholder  Tax rate for shareholder subject        sold within 12 months of
distribution  subject to 15% bracket    to 28% bracket and above                purchase. The third row,
------------------------------------------------------------------------        "Long-term capital gains,"
Income           Generally                  Generally                           applies to shares held for more
dividends        tax exempt                 tax exempt                          than 12 months.
------------------------------------------------------------------------
Short-term                                  Ordinary                            Starting January 1, 2001, sales
capital gains    15%                        income rate                         of securities held for more than
------------------------------------------------------------------------        five years will be taxed at
Long-term                                                                       special lower rates.
capital gains    10%                        20%
------------------------------------------------------------------------        Any gains realized on a fund's
                                                                                transactions in options and
     Except in tax-advantaged accounts, any sale or exchange of fund            financial futures will be
     shares may be a taxable event.                                             treated as taxable long- or
                                                                                short-term capital gains.
     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each fund will also provide annually to its
     shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SINGLE-STATE TAXABILITY OF DISTRIBUTIONS                                        Social Security and Railroad
                                                                                Retirement Benefit Recipients.
     For All Funds - With respect to any particular state fund,                 Shareholders receiving social
     exempt-interest dividends derived from interest income on                  security benefits and certain
     obligations of that state or its political subdivisions, agencies or       railroad retirement benefits
     instrumentalities and on obligations of the federal government or          may be subject to federal income
     certain other government authorities, such as U.S. territories             tax on up to 85% of such
     ("state exempt investments") paid to individual shareholders will,         benefits as a result of
     in most cases, be exempt from tax in that state. However, special          receiving investment income,
     rules, described below, may apply. Exempt-interest dividends may be        including tax-exempt income
     subject to a state's franchise or other corporate taxes if received        (such as exempt-interest
     by a corporation subject to such taxes and to state and local taxes        dividends) and other
     in other states. Generally, dividends and distributions, whether           distributions paid by each fund.
     received in cash or additional shares, derived from a state fund's         The tax will be imposed on up to
     other investment income and capital gains will be subject to state         one-half of such benefits only
     income tax.                                                                when the sum of the recipient's
                                                                                adjusted gross income (plus
     In addition, Florida intangible personal property tax will be              miscellaneous adjustments),
     imposed on shares of the Florida fund owned by Florida residents and       tax-exempt interest income and
     Pennsylvania county personal property tax will be imposed on shares        one-half of social security
     of the Pennsylvania fund unless the relevant fund's portfolio              income exceeds $25,000 for
     includes only state exempt investments on the annual statutory             individuals ($32,000 for
     assessment date. If the fund holds other assets, including assets          individuals filing a joint
     attributable to options and financial futures transactions in which        return). The tax will be imposed
     the fund may engage, then a portion (which might be a significant          on up to 85% of such benefits
     portion) of the value of the fund's shares would be subject to             only when such sum exceeds
     personal property tax.                                                     $34,000 for individuals ($44,000
                                                                                for individuals filing a joint
                                                                                return).



10  Your Investment

The following are special rules that apply to the states named below.

Florida Taxes - Florida imposes no state personal income tax.

Michigan Taxes - Capital gains from the sale by the Michigan fund of obligations of the federal government or certain other government
authorities will be exempt from Michigan income tax. In addition,               Lord Abbett offers a variety of
dividends paid by the fund that are derived from interest on state exempt       Retirement Plans. Call
investments will not be subject to the Michigan Single Business Tax. The        800-253-7299 for information
portion of the fund's dividends and distributions received by a                 about:
shareholder that is exempt from the Michigan income tax or Michigan
Single Business Tax may be reduced by interest or other expenses paid or           Traditional, Rollover, Roth
incurred to purchase or carry shares of the fund.                                  and Education IRAs

Pennsylvania Taxes - Dividends paid by the Pennsylvania fund that are              Simple IRAs, SEP-IRAs,
derived from interest on state exempt investments will not be subject to           401(k) and 403(b) accounts
the Pennsylvania corporate net income tax. Dividends paid to residents of
Philadelphia by the fund that are not derived from interest on state               Defined Contribution Plans
exempt investments will be subject to Philadelphia School District
investment income tax in addition to the Pennsylvania personal income and       Telephone Transactions. You have
corporate net income taxes.                                                     this privilege unless you refuse
                                                                                it in writing. For your
SERVICES FOR FUND INVESTORS                                                     security, telephone transaction
                                                                                requests are recorded. We will
AUTOMATIC SERVICES                                                              take measures to verify the
                                                                                identity of the caller, such as
Buying or selling shares automatically is easy with the services                asking for your name, account
described below. With each service, you select a schedule and amount,           number, social security or
subject to certain restrictions. You can set up most of these services          taxpayer identification number
when filling out your application or by calling 800-821-5129.                   and other relevant information.
                                                                                The fund will not be liable for
=======================================================================         following instructions
For investing                                                                   communicated by telephone that
                                                                                it reasonably believes to be
Invest-A-Matic  You can make fixed, periodic investments ($50 minimum)          genuine.
(Dollar-cost    into your fund account by means of automatic money
averaging)      transfers from your bank checking account. See the              Transactions by telephone may be
                attached application for instructions.                          difficult to implement in times
                                                                                of drastic economic or market
Div-Move        You can automatically reinvest the dividends and                change.
                distributions from your account into another account in
                any Eligible Fund ($50 minimum).                                Exchanges by telephone should
                                                                                not be used to take advantage of
For selling shares                                                              short-term swings in the market.
                                                                                The fund reserves the right to
Systematic      You can make regular withdrawals from most Lord Abbett          limit or terminate this
Withdrawal      funds. Automatic cash withdrawals can be paid to you            privilege for any shareholder
Plan ("SWP")    from your account in fixed or variable amounts. To              making frequent exchanges or
                establish a plan, the value of your shares must be              abusing the privilege and may
                at least $10,000, except for Retirement Plans for which         revoke the privilege for all
                there is no minimum. Your shares must be in non-certificate     shareholders upon 60 days'
                form.                                                           written notice.

C shares        Redemption proceeds due to a SWP for class C shares will
                be redeemed in the order described under "Contingent
                Deferred Sales Charges" under "Purchases."
========================================================================

OTHER SERVICES

Telephone Investing. After we have received the attached application
(selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling
800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that


                                                             Your Investment  11

     day. Exchanges will be treated as a sale for federal tax purposes.
     Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.
                                                                                12b-1 fees are payable
     Sales compensation originates from two sources: sales charges and          regardless of expenses. The
     12b-1 distribution fees that are paid out of each fund's assets.           amounts payable by a fund need
     Service compensation originates from 12b-1 service fees. The 12b-1         not be directly related to
     fee rates vary by share class, according to the Rule 12b-1 plan            expenses. If Lord Abbett
     adopted by each fund. The sales charges and 12b-1 fees paid by             Distributor's actual expenses
     investors are shown in the class-by-class information under "Fees          exceed the fee payable to it, a
     and Expenses" and "Purchases." The portion of these expenses that is       fund will not have to pay more
     paid as sales and service compensation to Authorized Institutions,         than that fee. If Lord Abbett
     such as your dealer, is shown in the chart at the end of this              Distributor's expenses are less
     prospectus. The portion of such sales and service compensation paid        than the fee it receives, Lord
     to Lord Abbett Distributor is discussed under "Sales Activities" and       Abbett Distributor will keep the
     "Service Activities." Sometimes we do not pay sales and service            full amount of the fee.
     compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay
     Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


12  Your Investment

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

     The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1% for all funds, except Georgia fund. Lord Abbett waived its management fee for the Georgia fund. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the company's investments. Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, heads the team, the senior members of which are John R. Mousseau, Director of Municipal Bond Management, and Philip P. Fang, Municipal Portfolio Manager. Mr. Brown has been with Lord Abbett since 1992, Mr. Mousseau since 1993 and Mr. Fang since 1991.


                                                             Your Investment  13

                          For More Information

OTHER INVESTMENT TECHNIQUES

   This section describes some of the investment techniques that might be used by the funds and their risks.

   Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, and other factors. These strategies may involve buying or selling derivative instruments, such
   as options and futures contracts and indexed securities. The fund may        Puerto Rico - Risk Factors.
   use these transactions to change the risk and return characteristics         (Applicable to each fund). The
   of each fund's portfolio. If we judge market conditions incorrectly or       fund may have significant
   use a strategy that does not correlate well with the fund's                  investments in bonds issued by
   investments, it could result in a loss, even if we intended to lessen        the Commonwealth of Puerto Rico
   risk or enhance returns. These transactions may involve a small              and its instrumentalities. The
   investment of cash compared to the magnitude of the risk assumed and         economy of Puerto Rico is
   could produce disproportionate gains or losses. Also, these strategies       dominated by the mainland United
   could result in losses if the counterparty to a transaction does not         States, and its economic health
   perform as promised.                                                         is closely tied to the price of
                                                                                oil and the state of the U.S.
   Borrowing. Each fund may borrow from banks. If a fund borrows money,         economy. Although its
   its share price may be subject to greater fluctuation until the              unemployment rate has steadily
   borrowing is paid off. Each fund may borrow only for temporary or            declined in recent years, Puerto
   emergency purposes, and not in an amount exceeding 33 1/3% of its            Rico's rate continues to exceed
   total assets.                                                                the U.S. average.

   Concentration. No fund intends to invest more than 25% of its total          Puerto Rico's economy has
   assets in any industry, except that each fund may, subject to the            experienced significant growth
   limits referred to in Private Activity Bonds and with respect to             since fiscal 1989. Continued
   temporary taxable investments under "Main Risks," invest more than 25%       growth will depend on several
   of such assets in a combination of U.S. Government securities and in         factors, including the state of
   tax-exempt securities, including tax-exempt revenue bonds whether or         the U.S. economy, the relative
   not the users of any facilities financed by such bonds are in the same       stability of the price of oil
   industry. Where nongovernmental users are in the same industry, there        and borrowing costs.
   may be additional risk to a fund in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems - affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry."

   Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities.

   Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors
   Service, Inc., Standard & Poor's Ratings Services or Fitch Investors
   Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

   Options and Financial Futures Transactions. Each fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. Each fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and pur-


14  For More Information
   chase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

   In addition, the use of options and financial futures transactions to achieve a fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assumed.

   Private Activity Bonds. Each fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Main Risks") in private activity bonds. A fund's dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. A fund's dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

   Residual Bonds. Each fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to increase portfolio duration. None of the funds invested more than 16% of net assets in RIBs at any time during the fiscal year ended October 31, 1998. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. This means that owning RIBs makes a fund subject to greater interest rate risk. In an effort to mitigate this risk, each fund also purchases fixed-rate bonds, which are less volatile when utilizing RIBs. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than securities similar to the specific fixed-rate security.

   U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   When-Issued or Delayed Delivery Transactions. Each fund may purchase or sell municipal securities with payment and delivery taking place as much as a month or more later. A fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's asset value.

GLOSSARY OF SHADED TERMS

   Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash


                                                        For More Information  15

   payments. The non-cash payments will include business seminars at Lord
   Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

   In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

   Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized
   Institution.

   Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett
   Series Fund; and (4) Lord Abbett U.S. Government Securities Money
   Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

   Legal Capacity. This term refers to the authority of an individual to        Guaranteed Signature. An
   act on behalf of an entity or other person(s). For example, if a             acceptable form of guarantee
   redemption request were to be made on behalf of the estate of a              would be as follows:
   deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has
   the legal capacity to act for the estate of the deceased shareholder           In the case of the estate -
   because he is the executor of the estate, then the request must be
   executed as follows: Robert A. Doe, Executor of the Estate of John W.          Robert A. Doe
   Doe. That signature using that capacity must be guaranteed by an               Executor of the Estate of
   Eligible Guarantor.                                                            John W. Doe

   To give another example, if a redemption request were to be made on            [Date]
   behalf of the ABC Corporation by a person (Mary B. Doe) that has the
   legal capacity to act on behalf of the Corporation, because she is the           SIGNATURE GUARANTEED
   president of the corporation, the request must be executed as follows:           MEDALLION GUARANTEED
   ABC Corporation by Mary B. Doe, President. That signature using that               NAME OF GUARANTOR
   capacity must be guaranteed by an Eligible Guarantor.
                                                                                    [signature illegible]
   Mutual Fund Advisory Program. Certain unaffiliated authorized brokers,       -------------------------------
   dealers, registered investment advisers or other financial                              AUTHORIZED SIGNATURE
   institutions who either (1) have an arrangement with Lord Abbett             (960)           X 9 0 0 3 4 7 0
   Distributor in accordance with certain standards approved by Lord            Securities Transfer Agents
   Abbett Distributor, providing specifically for the use of our shares         Medallion Program'TM'        SR
   (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee
   to clients of such brokers, dealers, registered investment advisers            In the case of the corporation -
   and other financial institutions, or (2) charge an advisory,                   ABC Corporation
   consulting or other fee for their services and buy shares for their
   own accounts or the accounts of their clients.                                 Mary B. Doe

   Purchaser. The term "purchaser" includes: (1) an individual, (2) an            By Mary B. Doe, President
   individual and his or her spouse and children under the age of 21, and
   (3) a trustee or other fiduciary purchasing shares for a single trust          [Date]
   estate or single fiduciary account (including a pension,
   profit-sharing, or other employee benefit trust qualified under                  SIGNATURE GUARANTEED
   Section 401 of the Internal Revenue Code - more than one qualified               MEDALLION GUARANTEED
   employee benefit trust of a single employer, including its                         NAME OF GUARANTOR
   consolidated subsidiaries, may be considered a single trust, as may
   qualified plans of multiple employers registered in the name of a                 [signature illegible]
   single bank trustee as one account), although more than one                  -------------------------------
   beneficiary is involved.                                                                AUTHORIZED SIGNATURE
                                                                                (960)           X 9 0 0 3 4 7 0
                                                                                Securities Transfer Agents
                                                                                Medallion Program'TM'        SR


16  For More Information

   Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory
   Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


RECENT PERFORMANCE

   During the past fiscal year, economic and political uncertainties            Year 2000 Issues. Each fund
   abroad created concern regarding the domestic economy and, investors         could be adversely affected if
   moved from lower-rated fixed income investments into higher-quality          the computers used by each fund,
   bonds. Because of our continued focus on high-quality municipal              and each fund's respective
   issues, the funds' net asset values increased.                               state, and their service
                                                                                providers do not properly
   Throughout the fiscal year, the funds held some prerefunded bonds. In        process and calculate
   an environment of falling rates, many issuers prerefunded existing,          date-related information from
   higher-coupon bonds. When an issuer prerefunds bonds, the proceeds           and after January 1, 2000.
   from newly issued lower-yielding bonds are used to buy Treasury
   securities. These Treasury securities are held to pay interest and           While year 2000-related computer
   principal on the older, higher-coupon bonds on the first call date           problems could have a negative
   (the call date is a date upon which an issuer may redeem a bond). When       effect on each fund, Lord Abbett
   a bond becomes a strong prerefunding candidate, it trades off its            is working to avoid such
   lower yield-to-call rather than its higher yield-to-maturity. As a           problems and has assurances from
   result, it appreciates in price due to the closer maturity date (the         each fund's service providers
   call date) and the increase in the underlying credit quality (through        that they are taking similar
   the use of the Treasury securities).                                         steps. However, because the
                                                                                problem is unprecedented and
   In the spring, Long Island Power Authority ("LIPA") brought to market        efforts to identify and fix it
   the largest municipal bond issue ($3 billion) in history. Before this        are on-going, we don't know
   offering, many portfolio managers raised cash by selling bonds to            whether these efforts will be
   raise the cash needed to invest in the LIPA issue. We correctly              successful. Accordingly, each
   anticipated that managers would need to liquidate some of their high         fund may be adversely affected.
   quality bonds to make room for LIPA, and purchased several issues at prices which we believe were below their true value.


                                                        For More Information  17

                                                    Florida Tax-Free Income Fund

                             Financial Information

FINANCIAL HIGHLIGHTS

   This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

======================================================================================================
                                                               Class A Shares
                                       ---------------------------------------------------------------
                                                           Year Ended October 31,
Per Share Operating Performance:          1998         1997         1996         1995         1994
Net asset value, beginning of year        $4.87        $4.79        $4.85        $4.49        $5.28
-------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------
 Net investment income                      .235         .240         .248         .271         .291
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------
   gain (loss) on investments               .113         .092        (.056)        .352        (.695)
-------------------------------------------------------------------------------------------------------
Total from investment operations            .348         .332         .192         .623        (.404)
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
 Dividends from net investment income      (.238)       (.252)       (.252)       (.263)       (.2835)
-------------------------------------------------------------------------------------------------------
 Distributions from net realized gain       --           --           --           --          (.1025)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year              $4.98        $4.87        $4.79        $4.85        $4.49
-------------------------------------------------------------------------------------------------------
Total Return(a)                            7.30%        7.12%        4.09%       14.22%       (8.03%)
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------
 Expenses, including waiver                0.89%        0.86%        0.80%        0.74%        0.32%
-------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                0.89%        0.86%        0.82%        0.88%        0.82%
-------------------------------------------------------------------------------------------------------
 Net investment income                     4.79%        5.03%        5.19%        5.81%        5.98%
=======================================================================================================
                                                                   Class C Shares
                                              ---------------------------------------------------------
                                                                Year Ended October 31,
Per Share Operating Performance:                      1998               1997                  1996(b)
Net asset value, beginning of period                 $4.87              $4.79                 $4.70
-------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------
 Net investment income                                 .200               .202                  .064
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------
  gain on securities                                   .112               .093                  .093
-------------------------------------------------------------------------------------------------------
Total from investment operations                       .312               .295                  .157
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
 Dividends from net investment income                 (.202)             (.215)                (.067)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.98              $4.87                 $4.79
-------------------------------------------------------------------------------------------------------
Total Return(a)                                       6.52%              6.33%                 3.35%(c)
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------------------------
 Expenses, including waiver                           1.58%              1.57%                 0.44%(c)
-------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                           1.58%              1.57%                 0.44%(c)
-------------------------------------------------------------------------------------------------------
Net investment income                                 4.09%              4.29%                 1.37%(c)
=======================================================================================================
                                                          Year Ended October 31,
                                   --------------------------------------------------------------------
Supplemental Data For All Classes:   1998        1997        1996        1995        1994        1993
Net Assets, end of year (000)      $134,567    $144,748    $162,070    $173,242    $174,844    $191,463
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate             140.61%     106.32%     167.95%     142.04%     122.36%      89.32%
-------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  From July 15, 1996 commencement of operations.
(c)  Not annualized.
     See Notes to Financial Statements


18  Financial Information

                                                    Florida Tax-Free Income Fund

LINE GRAPH COMPARISON

   Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Florida muni-debt funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

                                                                                --------------------------------
------------------------------------------------------------------------        (1) Reflects the deduction of
                                                                                    the maximum initial sales
                                                                                    charge of 4.75%.
                                 [GRAPH]
                                                                                (2) Source: Lipper Analytical
                                                                                    Services.
========================================================================
            Average Annual Total Return At Maximum Applicable                   (3) Performance for the
           Sales Charge For The Periods Ending October 31, 1998                     unmanaged Lehman Municipal
                                                                                    Bond Index does not reflect
                     1 Year          5 Years        10 Years (or Life)              transaction costs,
------------------------------------------------------------------------            management fees or sales
Class A(4)           2.30%            3.68%               6.05%                     charges. This index is
------------------------------------------------------------------------            composed of municipal bonds
Class C(5)           6.52%             --                 7.10%                     from many different states
------------------------------------------------------------------------            and, therefore, it may not
                                                                                    be valid to compare to a
                                                                                    single-state municipal bond
                                                                                    portfolio, such as this
                                                                                    fund.

                                                                                (4) This shows total return
                                                                                    which is the percent change
                                                                                    in value, after deduction
                                                                                    of the maximum initial
                                                                                    sales charge of 4.75%
                                                                                    applicable to class A
                                                                                    shares, with all dividends
                                                                                    and distributions
                                                                                    reinvested for the periods
                                                                                    shown ending October 31,
                                                                                    1998 using the SEC-required
                                                                                    uniform method to compute
                                                                                    total return. The class A
                                                                                    shares inception date is
                                                                                    9/25/91.

                                                                                (5) The class C shares were
                                                                                    first offered on 7/15/96.
                                                                                    Performance is at net asset
                                                                                    value.


                                                      Financial Information  19

                                                    Georgia Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

   This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

================================================================================================
                                                           Class A Shares
                                        --------------------------------------------------------
                                                       Year Ended October 31,
Per Share Operating Performance:            1998         1997        1996          1995(b)
Net asset value, beginning of period        $5.31        $5.14       $5.12         $4.76
------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------
 Net investment income                        .276         .275        .290          .245
------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------
  gain on investments                         .187         .187        .0397         .370
------------------------------------------------------------------------------------------------
Total from investment operations              .463         .462        .3297         .615
------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------
 Dividends from net investment income        (.268)       (.282)      (.2872)       (.255)
------------------------------------------------------------------------------------------------
 Distributions from net realized gain        (.075)       (.01)       (.0225)      --
------------------------------------------------------------------------------------------------
Net asset value, end of period              $5.43        $5.31       $5.14         $5.12
------------------------------------------------------------------------------------------------
Total Return(a)                              9.00%        9.27%       6.69%        13.15%(c)
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------
 Expenses, including waiver                  0.24%        0.38%       0.03%         0.00%(c)
------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                  0.74%        0.88%       0.83%         1.08%(c)
------------------------------------------------------------------------------------------------
 Net investment income                       5.07%        5.23%       5.55%         5.44%(c)
------------------------------------------------------------------------------------------------

================================================================================================
                                                       Year Ended October 31,
                                    ------------------------------------------------------------
Supplemental Data:                         1998            1997        1996          1995(b)
Net Assets, end of year (000)             $19,764        $13,897     $10,688         $5,203
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   126.52%         90.40%      72.53%        142.69%
------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) From December 27, 1994 commencement of operations.
(c) Not annualized.
    See Notes to Financial Statements.


20  Financial Information

                                                    Georgia Tax-Free Income Fund

LINE GRAPH COMPARISON

   Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both the Lipper's average of Georgia muni-debt funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.
                                                                                (1) Reflects the deduction of
------------------------------------------------------------------------            the maximum initial sales
                                                                                    charge of 4.75%.

                                 [GRAPH]                                        (2) Source: Lipper Analytical
                                                                                    Services.

========================================================================        (3) Performance for the
            Average Annual Total Return At Maximum Applicable                       unmanaged Lehman Municipal
           Sales Charge For The Periods Ending October 31, 1998                     Bond Index does not reflect
                                                                                    transaction costs,
                      1 Year          5 Years         10 Years (or Life)            management fees or sales
------------------------------------------------------------------------            charges. This index is
Class A(4)            3.90%             --                  8.51%                   composed of municipal bonds
------------------------------------------------------------------------            from many different states
                                                                                    and, therefore, it may not
                                                                                    be valid to compare to a
                                                                                    single-state municipal bond
                                                                                    portfolio, such as this
                                                                                    fund.

                                                                                (4) This shows total return
                                                                                    which is the percent change
                                                                                    in value, after deduction
                                                                                    of the maximum initial
                                                                                    sales charge of 4.75%
                                                                                    applicable to class A
                                                                                    shares, with all dividends
                                                                                    and distributions
                                                                                    reinvested for the periods
                                                                                    shown ending October 31,
                                                                                    1998 using the SEC-required
                                                                                    uniform method to compute
                                                                                    total return. The class A
                                                                                    share inception date is
                                                                                    12/27/94.


                                                      Financial Information  21

                                                   Michigan Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

   This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

=================================================================================================================================
                                                                               Class A Shares
                                         ----------------------------------------------------------------------------------------
                                                                            Year Ended October 31,
Per Share Operating Performance:                   1998             1997             1996             1995             1994
Net asset value, beginning of year                 $5.06            $4.93            $4.93            $4.53            $5.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               .255             .267             .274             .284             .286
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                         .121             .128            (.010)            .395            (.651)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .376             .395             .264             .679            (.365)
---------------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income               (.256)           (.265)           (.264)           (.279)           (.293)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                --               --               --               --              (.042)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $5.18            $5.06            $4.93            $4.93            $4.53
---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                     7.59%            8.24%            5.53%           15.39%           (7.29%)
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                         0.69%            0.60%            0.44%            0.25%            0.34%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                         0.69%            0.68%            0.73%            0.75%            0.84%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                              4.98%            5.37%            5.59%            5.95%            5.69%
---------------------------------------------------------------------------------------------------------------------------------
=================================================================================================================================
                                                                             Year Ended October 31,
                                       ------------------------------------------------------------------------------------------
Supplemental Data:                                  1998             1997             1996             1995             1994
Net Assets, end of year (000)                     $53,139          $52,630          $52,975          $54,186          $45,603
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            82.33%           68.50%           85.26%           98.89%          137.31%
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. See Notes to Financial Statements.



22  Financial Information

                                                   Michigan Tax-Free Income Fund


LINE GRAPH COMPARISON

   Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Michigan muni-debt funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.
                                                                                (1) Reflects the deduction of
------------------------------------------------------------------------            the maximum initial sales
                                                                                    charge of 4.75%.

                                 [GRAPH]                                        (2) Source: Lipper Analytical
                                                                                    Services.

========================================================================        (3) Performance for the
            Average Annual Total Return At Maximum Applicable                       unmanaged Lehman Municipal
           Sales Charge For The Periods Ending October 31, 1998                     Bond Index does not reflect
                                                                                    transaction costs,
                    1 Year           5 Years          10 Years (or Life)            management fees or sales
------------------------------------------------------------------------            charges. This index is
Class A(4)           2.60%            4.61%                 6.51%                   composed of municipal bonds
------------------------------------------------------------------------            from many different states
                                                                                    and, therefore, it may not
                                                                                    be valid to compare to a
                                                                                    single-state municipal bond
                                                                                    portfolio, such as this
                                                                                    fund.

                                                                                (4) This shows total return
                                                                                    which is the percent change
                                                                                    in value, after deduction
                                                                                    of the maximum initial
                                                                                    sales charge of 4.75%
                                                                                    applicable to class A
                                                                                    shares, with all dividends
                                                                                    and distributions
                                                                                    reinvested for the periods
                                                                                    shown ending October 31,
                                                                                    1998 using the SEC-required
                                                                                    uniform method to compute
                                                                                    total return. The class A
                                                                                    share inception date is
                                                                                    12/1/92.


                                                       Financial Information  23

                                               Pennsylvania Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

  This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


============================================================================================
                                                                    Class A Shares
                                                  ------------------------------------------
                                                                Year Ended October 31,
Per Share Operating Performance:                   1998      1997      1996      1995    1994
Net asset value, beginning of year                $5.14     $5.01     $5.01     $4.62   $5.33
--------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------
 Net investment income                              .264      .276      .2772   .282    .300
--------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------
  gain (loss) on investments                        .144      .131     (.0011)  .395   (.6975)
--------------------------------------------------------------------------------------------
Total from investment operations                    .408      .407      .2761   .677   (.3975)
--------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------
 Dividends from net investment income              (.268)    (.277)    (.2761) (.2870) (.2925)
--------------------------------------------------------------------------------------------
 Distributions from net realized gain               --        --         --      --    (.02)
--------------------------------------------------------------------------------------------
Net asset value, end of year                      $5.28     $5.14     $5.01   $5.01   $4.62
--------------------------------------------------------------------------------------------
Total return(a)                                    8.12%     8.37%     5.68%  15.02%  (7.73%)
--------------------------------------------------------------------------------------------
Ratios to average Net Assets:
--------------------------------------------------------------------------------------------
 Expenses, including waiver                        0.72%     0.61%     0.62%   0.50%   0.33%
--------------------------------------------------------------------------------------------
 Expenses, excluding waiver                        0.72%     0.65%     0.69%   0.65%   0.68%
--------------------------------------------------------------------------------------------
 Net investment income                             5.05%     5.47%     5.55%   5.83%   5.98%
--------------------------------------------------------------------------------------------



=============================================================================================
                                                                  Year Ended October 31,
                                                     ---------------------------------------------------
Supplemental Data:                                     1998       1997       1996      1995       1994
Net Assets, end of year (000)                        $102,907   $94,237    $92,605   $93,494    $81,258
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               65.20%     70.99%     78.30%    126.11%    137.22%
--------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
     See Notes to Financial Statements.


24 Financial Information

                                               Pennsylvania Tax-Free Income Fund


LINE GRAPH COMPARISON

  Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Pennsylvania muni-debt funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.
                                                                                         -----------------------------------------
                                                                                         (1) Reflects the deduction of the maximum
                                                                                             initial sales charge of 4.75%.

                                  [GRAPH]                                                (2) Source: Lipper Analytical Services.

                                                                                         (3) Performance for the unmanaged Lehman
                                                                                             Municipal Bond Index does not
                                                                                             reflect transaction costs,
                                                                                             management fees or sales charges.
                                                                                             This index is composed of municipal
--------------------------------------------------------------------------------             bonds from many different states
                Average Annual Total Return At Maximum Applicable                            and, therefore, it may not be valid
                Sales Charge For The Periods Ending October 31, 1998                         to compare to a single-state
                                                                                             municipal bond portfolio, such as
                     1 Year         5 Years       10 Years (or Life)                         this fund.
--------------------------------------------------------------------------------
Class A(4)            2.90%           4.58%            6.80%                             (4) This shows total return which is the
--------------------------------------------------------------------------------             percent change in value, after
                                                                                             deduction of the maximum initial
                                                                                             sales charge of 4.75% applicable to
                                                                                             class A shares, with all dividends
                                                                                             and distributions reinvested for the
                                                                                             periods shown ending October 31,
                                                                                             1998 using the SEC-required uniform
                                                                                             method to compute total return. The
                                                                                             class A share inception date is
                                                                                             2/3/92.








                                                        Financial Information 25

COMPENSATION FOR YOUR DEALER


===================================================================================================================================
                                                     FIRST YEAR COMPENSATION
                                    Front-end
                                    sales charge            Dealer's
                                    paid by investors       concession              Service fee(1)          Total compensation(2)
Class A investments                 (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
-----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                          4.75%                  4.00%                   0.25%                    4.24%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                          4.75%                  4.25%                   0.25%                    4.49%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                        3.75%                  3.25%                   0.25%                    3.49%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                        2.75%                  2.50%                   0.25%                    2.74%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                        2.00%                  1.75%                   0.25%                    2.00%
-----------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
-----------------------------------------------------------------------------------------------------------------------------------
First $5 million                no front-end sales charge         1.00%                   0.25%                    1.25%
-----------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that      no front-end sales charge         0.55%                   0.25%                    0.80%
-----------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that     no front-end sales charge         0.50%                   0.25%                    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Over $50 million                no front-end sales charge         0.25%                   0.25%                    0.50%
===================================================================================================================================
Class C investments
-----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.75%                   0.25%                    1.00%
===================================================================================================================================
Class P investments                                                 Percentage of average net assets
-----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.25%                   0.20%                    0.45%
===================================================================================================================================
                                                     ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
-----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         none                    0.25%                    0.25%
-----------------------------------------------------------------------------------------------------------------------------------
Class C investments
-----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.65%                   0.25%                    0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Class P investments
-----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.25%                   0.20%                    0.45%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% for shares sold prior to: October 1, 1992 for the Florida fund; and the first day of the calendar quarter subsequent to each of the Georgia, Michigan, and Pennsylvania fund's net assets reaching $100 million. The first year's service fee on class C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class C and P shares, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


26 Financial Information

                           THIS PAGE INTENTIONALLY LEFT BLANK

                           THIS PAGE INTENTIONALLY LEFT BLANK


    More information on these funds is available free upon request, including the following:


ANNUAL/SEMI-ANNUAL REPORT                                                                To obtain information:

    Describes the funds, lists portfolio holdings and contains a letter from the         By telephone. Call the funds at
    funds' manager discussing recent market conditions and each fund's                   800-426-1130
    investment strategies.
                                                                                         By mail.
                                                                                         Write to the funds at:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")                                              The Lord Abbett Family of Funds
                                                                                         767 Fifth Avenue
    Provides more details about the funds and their policies. A current SAI is           New York, NY 10153-0203
    on file with the Securities and Exchange Commission ("SEC") and is
    incorporated by reference (is legally considered part of this prospectus).           Via the Internet. Text only
                                                                                         versions of fund documents
                                                                                         can be viewed online or
                                                                                         downloaded from:

                                                                                         Lord, Abbett & Co.
                                                                                         http://www.lordabbett.com

                                                                                         SEC
                                                                                         http://www.sec.gov

                                                                                         You can also obtain copies by
                                                                                         visiting the SEC's Public Reference
Florida Tax-Free Income Fund                                                             Room in Washington, DC (phone
Georgia Tax-Free Income Fund                                                             800-SEC-0330) or by sending
Michigan Tax-Free Income Fund                                                            your request and a duplicating
Pennsylvania Tax-Free Income Fund                                                        fee to the SEC's Public Reference
                                                                                         Section, Washington, DC
                                                                                         20549-6009.
The General Motors Building
767 Fifth Avenue                                                                         LATFIT-1-399
New York, NY 10153-0203                                                                  (3/99)
------------------------
SEC file number: 811-3942


Lord                            Florida Tax-Free Income Fund
Abbett                          Georgia Tax-Free Income Fund
                                Michigan Tax-Free Income Fund
                                Pennsylvania Tax-Free Income Fund

Prospectus
      March 1, 1999






[LOGO LORD, ABBETT & CO.]



            As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for their investment merit. It is a criminal offense to state otherwise.

            Class P shares of the funds are neither offered to the general public nor available in all states in which the funds are otherwise available. Please call 800-821-5129 for further information.


                     STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as ........................ 'TM'

Statement of Additional Information                               March 1, 1999

                        Lord Abbett Tax-Free Income Trust
--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities daler or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), The General Motors Building, 767 Fifth Aenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, theProspectus dated March 1, 1999.

Lord Abbett Tax-Free Income Trust (the "Company") was organized as a Massachusetts business trust on September 11, 1991. The Company's Board of Trustees has authority to create separate series of shares of beneficial interest, without further action by shareholders. The Company has four series: the Florida Fund, the Georgia Fund, the Michigan Fund and the Pennsylvania Fund (each a "Fund"). The Florida Fund has three classes of shares: Class A, C and P. The other Funds consist of two classes of shares only: Class A and P. Further funds and/or classes may be added in the future.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or funds affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or funds in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Company or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                Page

 1.   Investment Policies                                          2
 2.   Trustees and Officers                                        9
 3.   Investment Advisory and Other Services                      12
 4.   Portfolio Transactions                                      13
 5.   Purchases, Redemptions and Shareholder Services             15
 6.   Taxes                                                       21
 7. Risk Factors Regarding Investments in Florida, Georgia Michigan, Pennsylvania and Puerto Rico Municipal Bonds 22
 8.   Past Performance                                            26
 9.   Information About the Comany                                27
10.   Financial Statements                                        28

                                       1.
                               Investment Policies

Fundamental Investment Restrictions. Each Fund's investment objective and policies are described in the Prospectus under "Goal/Approach." In addition to those policies described in the Prospectus, each Fund is subject to the following fundamental investment restrictions, which cannot be changed for each Fund without the approval of the holders of a majority of the Fund's shares. The Company may not: (1) borrow money (except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure borrowings or to the extent permitted by the Fund's investment policies as permitted by applicable law; (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Company may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or (7) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above, which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Trustees; (4) invest in securities of other investment companies, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of such Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or trustees or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;
(7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund's total assets (included within such limitation, but not to exceed 2% of such Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange; (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that such Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in a Fund of the Company.

With respect to each Fund, there is no fundamental policy or restriction with respect to diversification, but each Fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

While each of the Funds may take short-term gains if deemed appropriate, normally, the Funds will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risks. For the fiscal year ended October 31, 1998 the portfolio turnover rates for the Florida, Georgia, Michigan and Pennsylvania Funds were 140.61%,126.52 %, 82.33 % and 65.20 %, respectively. The liquidity of a Rule 144A security will be a determination of fact for which the trustees are ultimately responsible. However, the Trustees may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Trustees' oversight. Examples of factors which the Trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Investment Techniques

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch describes its four highest ratings for municipal bonds as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Options And Financial Futures Transactions

General. Each Fund may engage in futures and options transactions in accordance with its investment objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to the Funds to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures and options and possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made which reflect differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of each Fund and futures contracts subject to outstanding options written by each Fund would exceed 50% of the total assets of each Fund. Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time each Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. Lord Abbett's judgment about the general direction of interest rates or markets is wrong, the Funds' overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options On Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case that Fund would lose the premium paid therefor.

Options On Securities. Each Fund may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. Each Fund may write or purchase spread options, which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a benchmark. The exercise price of an option may be below, equal to or above, the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows each Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund might like to establish a position in securities upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-The-Counter Options. As indicated in the Prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer, as a result of the insolvency of such dealer or otherwise, in which event each Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and a wider range of expiration dates and exercise prices, than are exchange- traded options. Since there is no exchange, normally pricing is done by reference to information from market makers, which information is carefully monitored by the Company's investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, each Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes, while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Company understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that dealers with which they intend to engage in OTC options transactions are, generally, agreeable to and capable of entering into closing transactions. The Company has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of each Funds' portfolio. A description of such procedures is set forth below.

Each Fund will only engage in OTC options transactions with dealers that have been specifically approved by the trustees of the Company. The Fund and their investment adviser believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions, if necessary. The Fund will not engage in OTC options transactions if the amount invested by a Fund in OTC options, plus a "liquidity charge" related to OTC options written by such Fund, plus the amount invested by such Fund in illiquid securities, would exceed 10% of the Fund' net assets. The "liquidity charge" referred to above is computed as described below.

The Company anticipates entering into agreements with dealers to which the Funds sell OTC options. Under these agreements, a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option, for such purposes, will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options On Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market until the option expires or is closed out, cash or equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities, with payment and delivery to take place in the future, in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Regulatory Restrictions. To the extent required to comply with applicable Securities and Exchange Commission requirements, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts. To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Fund will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of that Funds' total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and (3) cash proceeds from investments due in 30 days.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also officer, director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of some or all of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Senior Adviser
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner, Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Company's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustee of the Company associated with Lord Abbett and no officer of the Company received any compensation from the Company for acting as a trustee or officer.

                       For the Fiscal Year Ended October 31, 1998
                       ------------------------------------------

      (1)                       (2)                  (3)                   (4)
                                                Pension or           For Year Ended
                                                Retirement Benefits  December 31, 1998
                                                Accrued by the       Total Compensation
                            Aggregate           Company and          Accrued by the Company and
                            Compensation        Twelve Other Lord    Twelve Other Lord
                            Accrued by          Abbett-sponsored     Abbett-sponsored
Name of Trustee             the Company(1)      Companys(2)          Companys(3)
---------------             --------------      -----------          --------------------------
E. Thayer Bigelow           $1,000              $17,068              $57,400
William H. T. Bush*         $  289              $0                   $27,500
Robert B. Calhoun, Jr.**    $  394              $0                   $33,500
Stewart S. Dixon            $  984              $32,190              $56,500
John C. Jansing             $  971              $45,085              $55,500
C. Alan MacDonald           $  971              $30,703              $55,000
Hansel B. Millican, Jr.     $  971              $37,747              $55,500
Thomas J. Neff              $  989              $19,853              $56,500

 *Elected as of August 13, 1998.
**Elected as of June 17, 1998.

1. Outside trustees fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supersedes a previously approved retirement plan for all future directors. Current directors had the option to covert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1.671; Mr. Calhoun, $264, $; Mr. Jansing, $ 25,597; Mr. MacDonald, $10,642; Mr. Millican, $24,792, and Mr. Neff, $25,874. If the amounts deemed invested in Company shares were added to each trustees actual holdings of Company shares as of October 31, 1998, each would own the following: Mr. Bigelow, $5,002; Mr. Dixon, $1,274; Mr. jANSING, $7,449; Mr. McDonald, $2,697; Mr. Millican, $7,464; and
    Mr. Neff, $7,430.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. This, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Messrs. Hilstad, and Morris are partners of Lord Abbett; the others are employees:

Executive Vice President
Zane Brown, age 47

Vice Presidents
Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Philip Fang, age 33

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert G. Morris, age 54

John R. Mouseeau,  age 42

A.Edward Oberhaus, III, age 39

Keith F. O'Connor, age 43

Treasurer

Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Company outstanding and entitled to vote at the meeting.

As of February 12, 1999 our officers and trustees as a group owned less than 1% the Fund's outstanding shares. As of February 12, 1999, there were no record holders of 5% or more of the Fund's outstanding shares.

                                      3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Company's investment manager. Of the general partners of Lord Abbett, those of whom are officers and/or trustees of the Company, are: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad and Robert G. Morris. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor directors of the Company are Stephen I. Allen, John E. Erard, Robert P. Fetch, Robert I. Gerber, Daria L. Foster,. Thomas W. Hudson ,Stephen J. McGruder, Michael B. McLaughlin. Robert J. Noelke. Robert M. Pennington, Christopher J. Towle and John J. Walsh,.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Fund for each month, at the annual rate of .5 of 1%. This fee is allocated among each Fund's classes based on the class' proportionate share of the average daily net assets of the Fund. In addition, we pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses; outside trustees' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing share certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or part of its management fees and may assume other expenses of the Company. Subsequently, Lord Abbett may charge these fees and/or omit these subsidies on a partial or complete basis.

The Company's Management Agreement provides for each Fund to repay Lord Abbett without interest for subsidized expenses on and after the first day of the calendar quarter after the net assets of a Fund first reaches $50 million (the "commencement date") and until the net assets reach $100 million, provided the ratio of operating expenses of the Fund (determined before taking into account any fee waiver or expense assumption) to average net assets is less than .85% and the amount repaid is equal in dollars to the difference between the expenses included in the determination of such expense ratio and those at an expense ratio of .85%. Beginning on the first day of the calendar quarter after the net assets of a Fund first reach $100 million, the repayment of expenses shall be measured by the difference between the expenses included in the determination of each Fund expense ratio and those at an expense ratio of 1.05%. A Fund shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date.

As of October 31, 1998, other expenses reimbursed by Lord Abbett and not repaid by the Georgia Fund amount to $40,765.

Gross management fees, management fees waived and net management fees for each Fund for the years ended October 31, 1998, 1997 and 1996 respectively, were as follows:

FUND                                1998
----                                ----
                  Gross             Management  Net
                  Management        Fees        Management
                  Fees              Waived      Fees
                  ----              ------      ----
Florida           $702,730           --        $702,730
Pennsylvania      $492,670           --        $492,670
Michigan          $266,479           --        $266,479
Georgia           $84,279           $84,279     --

FUND                                1997
----                                ----
                  Gross             Management  Net
                  Management        Fees        Management
                  Fees              Waived      Fees
                  ----              ------      ----
Florida           $760,504            --        $760,504
Pennsylvania      $464,836          $34,734     $430,102
Michigan          $261,943          $45,360     $216,583
Georgia           $59,788           $59,788       --

FUND                                1996
----                                ----
                  Gross             Management  Net
                  Management        Fees        Management
                  Fees              Waived      Fees
                  ----              ------      ----
Florida           $835,177          $28,910     $806,267
Pennsylvania      $465,181          $62,240     $402,941
Michigan          $268,578          $152,438    $116,140
Georgia           $40,660           $40,660       --


Expenses of the Georgia Fund assumed by Lord Abbett for the year ended October 31, 1996 was $24,665 and $16,100, respectively.

Lord Abbett has given the Company the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Company's investment manager.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Company and must be approved at least annually by our Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Company including the audit of financial statements included in our annual report to shareholders.

The Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Company's custodian.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri 64141, acts as the Transfer Agent and Dividend Disbursing Agent for each Fund.

                                      4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Company usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for best execution.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Company; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Company, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended October 31, 1998, 1997 and 1996, we paid no commissions to independent brokers.

                                      5.
                Purchases, Redemptions and Shareholder Services

Information concerning how we value our shares for the purchase and redemption or repurchase of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate net asset value and are otherwise open for business on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities in our portfolio are valued at their market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System market are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the trustees.

Although our shares are continuously offered, we are under no obligation to maintain the offering or its terms, and the offering may be suspended, changed or withdrawn. The sales agreements between Lord Abbett and independent securities dealers provide that all orders are subject to acceptance in New York and that the right is reserved to reject any order.

The net asset value per share for the Class C shares of the Florida Fund will be determined in the same manner as for the Class A shares (net assets divided by outstanding shares). The Class C shares of the Florida Fund will be sold at net asset value.

The maximum offering prices of our Class A shares on October 31, 1998 were computed as follows:

                                        Florida  Pennsylvania  Georgia  Michigan
                                          Fund       Fund       Fund      Fund

Net asset value per share (net assets
divided by shares outstanding) ..........$4.98       $5.28      $5.43     $5.18

Maximum offering price per share (net
asset value divided by .9525) ...........$5.23       $5.54      $5.70     $5.44

The offering prices of our Class C shares on October 31, 1998 were computed as follows:

                                        Florida Fund
Net asset value per share (net assets
divided by shares outstanding) .............$4.98

The Company has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is blighted to use its best efforts to find purchasers for the shares of the Company, and to make reasonable efforts to sell Company shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett Distributor as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                             Year Ended      Year Ended      Year Ended
                             Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1998

Gross sales charge           $870,073        $970,316        $904,104

Amount allowed
to dealers                   $769,150        $848,058        $797,281
                             --------        --------        --------
Net commissions received
by Lord Abbett Distributor   $100,923        $122,258        $106,823
                             ========        ========        ========

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. This Prospectus offers three classes of shares designated as Classes A, C and P (which may differ for each Fund). The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A and Class C, and considered the effect of the higher distribution fees on Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be 0investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more and you plan to invest more than $100,000, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class C shareholders will be reduced by the expenses borne solely by this class, such as the higher distribution fee to which Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC and the distribution fee for Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A and Class C Rule 12b-1 Plans. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for the Class A shares (all Fund) and the Class C shares (Florida Fund only): the "A Plans" and the "C" Plan," respectively. The A Plans each become effective when the required level of net assets for each Fund is reached. The Florida Funds' A Plan became effective October 1, 1992. The Pennsylvania Fund A Plan became effective on April 1, 1998. In adopting a Plan for each class of each Fund and in approving its continuance, the trustees have concluded that, based on information provided to Lord Abbett, there is a reasonable likelihood that each Plan will benefit its respective class and each class' shareholders. The expected benefits include greater sales, lower redemptions of Class shares, which should allow each class to maintain a consistent cash flow and a higher quality of service to shareholders by dealers than would otherwise would be the case. During the last fiscal year, the Company paid $ and $ through Lord Abbett to dealers pursuant to the Florida Funds' A Plan and C Plan, respectively. The A Plans for the Georgia and Michigan Fund are not yet effective. Lord Abbett uses amounts received under the Florida Funds' A and C Plans as described in the Prospectus and for payments to dealers for (i) providing continuous services to the Florida Fund' shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund, respectively.

Each Plan requires the trustees to review, on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees and of the trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of relevant class of the Fund in question and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of the outstanding voting securities of the relevant class of the Fund in question.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares, regardless of class and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your share value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or ClassA shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class C Shares. (Florida Fund only.) As stated in the Prospectus, if Class C shares of the Florida Fund are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Florida Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Fund' Class C shares.

General. With respect to Class A shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of both Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain Fund of Lord Abbett Tax-Free Income Fund and the

Company for which a Rule12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett funds. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower CDSC at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or Fund paid a 12b-1 fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Company in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored Company). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Companies" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Fund Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

Statement Of Intention. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Company to sell, the full amount indicated.

Rights Of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases Of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, and (f) through Retirement Plans with at least 100 eligible employees. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Company to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other funds before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Company and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Roth and Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      Taxes

Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Company may not be deductible, in whole or in part, for federal, state or local income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Company even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Company.

Certain financial institutions may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Company. The deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Company.

The value of any shares redeemed by the Company or repurchased or otherwise sold may be more or less than your tax basis at the time of disposition. Any gain generally will be taxable for federal income tax purposes. Any loss realized on the disposition of Company shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Company as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Company shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis calendar year. The Company intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Company's ability to engage in the writing of call options, in financial futures transactions or in other investment techniques and practices. In addition, in order to qualify for exemption from state and local personal property taxes in Florida and Pennsylvania, each Fund may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates."

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from the Company may be subject to state and local taxes. You should consult your tax adviser on state and local tax matters.

                                       7.
                       Risk Factors Regarding Investments
                   in Florida, Georgia, Michigan, Pennsylvania
                         and Puerto Rico Municipal Bonds

The following information is a summary of special risks affecting the states and territory indicated, each of which could affect the bonds purchased by the Company. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Company has not verified any of this data.

In addition to the state-specific risks listed below, there is the risk for each state that it or other organizations with which it transacts business, including state vendors and the federal government, will not have its computer systems prepared for the Year 2000. Year 2000 failures may materially affect a state's revenue and operations, and thereby reduce their ability to satisfy their financial obligations. This, in turn, could cause the prices of the bonds held by the Funds to decrease.

Florida Bonds

Florida's economy has performed well in recent years, largely due to rapid population growth. The State's total personal income has grown at a strong case and outperformed the U.S. and other southeastern states. The increase in personal income directly reflects the population increase. Per capita income has closely tracked the national average for many years. Florida's unemployment rate has been below or about the same as the national average since 1995. The increase in population has placed increased pressure on the State's transportation infrastructure and other facilities.

Florida's economy is gradually becoming less dependent on employment related to construction, agriculture and manufacturing and more dependent on services and trade-related employment. The decline in importance of construction and construction-related industries expected to continue, as Florida's economy diversifies.

Tourism continues to be one of Florida's most important industries. The State has worked to diversify its tourist attractions, in this diversification has helped to reduce, to a degree, the seasonal character of the industry and to stabilize tourist-related employment.

Georgia Bonds

Georgia's unemployment rate has declined steadily since 1992, and remains below the national average. The State's per capita income, while it has grown strongly, is 94% of the national average. Personal income levels also have shown steady increases, as have State revenues.

The State had an undesignated, unreserved General Fund balance of $776 million in fiscal year 1996-97. In addition, Georgia's Revenue Shortfall Reserve Fund, which was drawn down to zero in the early 1990s, had a balance of $334 million at the end of the 1996-97 fiscal year.

The Georgia Constitution provides that the State may incur general obligation debt and guaranteed revenue debt for public purposes.

Michigan Bonds

As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

During the fiscal year ended September 30, 1997, the state's level of general obligation debt decreased to $655.2 million, and total special obligation debt increased to $2,490.4 million. A state-related revenue debt increased to $2,274.4 million during 1996-97 fiscal year.

In 1978, the Michigan Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar-year or the average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

The State is currently on schedule for achieving its objectives for Year 2000 compliance, but it may not complete the objectives on time. There can also be no assurance that any other organization or governmental agency with which the State electronically interacts, including State vendors and the federal government, will be Year 2000 compliant. The failure of the State or such other parties to be Year 2000 compliant may materially harm the State's revenue operations.

Pennsylvania Bonds

The Pennsylvania Constitution mandates that the total operating budget appropriations made by Commonwealth's General Assembly may not exceed the sum of
(a) the actual and estimated revenues in any given year, and (b) the surplus of the preceding year. The fiscal years 1993 through 1997 were characterized by steady, modest economic growth and low inflation rates. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenues gains averaging 4.1% per year during the period. Total revenues increased during this period at a 4.7% average rate. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% annual rate. The General Fund had a balance of $1,364.9 million at June 30, 1997, a substantial increase from the previous fiscal year that includes a return of an unreserved-undesignated balance of $187.3 million. The last such balance was recorded at the end of fiscal 1994. At the close of fiscal 1997, the fund balance for the governmental fund types totaled $2,900.9 million, any increase of $914.6 million.

For fiscal 1997, higher than expected tax revenues and the end of paragraph expenditures that were slightly lower than budgeted helped strengthen the Commonwealth's financial position. The Commonwealth had an operating surplus of $433 million at the end of fiscal 1997.

Per capita income in Pennsylvania has continued to grow and remains above the national average.

The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal-year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes, subject to the applicable statutory and Constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.

Certain Commonwealth-created agencies have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not a moral or statutory obligation of the Commonwealth. Some of these agencies, however, indirectly depend on Commonwealth appropriations. Obligations of Commonwealth-created agencies in Pennsylvania which do bear a moral obligation to the Commonwealth or those issued by the (i) Pennsylvania Housing Finance Agency, a state-created agency, and (ii) the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia.

The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease as lessee certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are pledged as security for debt obligations issued by certain public authorities for other entities within the State. All lease payments due from Commonwealth departments and agencies are subject to and depend on an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth established the Pennsylvania Intergovernmental Cooperation Authority ("PICA") in 1991 to assist Philadelphia in remedying fiscal emergencies. Philadelphia is currently operating under a five-year fiscal plan approved by PICA on May 20, 1997. The audited General Fund balance of the city as of June 30, 1997 showed a surplus of approximately $128.8 million.

Puerto Rico Bonds

Puerto Rico's manufacturing sector has become more diversified as industrial development has become more capital intensive and more dependent on skilled labor. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Growth in construction and tourism also contributed to contributed increased economic activity in fiscal 1997.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of section 936 cannot yet be determined, although the repeal is not expected to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems, which together total approximately $6 billion.

Puerto Rico's economy has continued to expand for over a decade, with almost every sector participating and resulting in record levels of employment (although Puerto Rico's unemployment rate has continued to exceed the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers and the relatively low cost of borrowing. Personal income, both aggregate and per capita, has increased consistently each year since 1985, but per capita income remains lower than in the United States.

The Commonwealth's general fund has had a positive cash balance in recent years, and was forecast to have a balance of $38 million at the end of fiscal 1998. The balance at the end of fiscal 1997 was $127.5 million.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

The Commonwealth has historically maintained a fiscal policy providing for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. However, in recent years there have been higher levels of public sector debt compared to the growth in nominal gross product. These higher levels are due to the increase during fiscal 1996 and 1997 in the amount of debt incurred to finance infrastructure projects. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

The failure of the Commonwealth or other organizations or governmental agencies with which the Commonwealth electronically interacts, including Commonwealth vendors and the federal government, to be Year 2000 compliant may materially affect the Commonwealth's revenue and operations.

                                       8.
                                Past Performance

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to its computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Florida Fund' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the one-year ended October 31, 1998 for Class A shares of the Florida, Georgia, Michigan and Pennsylvania Fund were: 7.30%, 9.00%, 7.59% and 8.12%, respectively. The average annual compounded rates of total return for the five year period ended October 31, 1998 for the Florida Fund and the life of the Florida Fund (commencing on September 25, 1991 to October 31, 1998), the life of the Georgia Fund (commencing on December 27, 1994 to October 31, 1998), the life of the Pennsylvania Fund (commencing on February 3, 1992 to October 31,
1998) and the life of the Michigan Fund (commencing on December 1, 1992 to October 31, 1998), were as follows: 6.05%, 8.51%, 6.51%, and 6.80% , respectively.

The total return for the Class C shares of the Florida Fund for the one year ended October 31, 1998 and the life of the class (commencing July 15, 1996 to October 31, 1998) was 15.39 % and (7.29) %, respectively.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yield for C shares does not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1998 the yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Fund were 4.47%, 4.63%, 4.77% and 4.63%, respectively. The yield for Class C shares of the Florida Fund for such 30 day period was 3.98%.

Each Funds' tax-equivalent yield for each Class is computed by dividing that portion of the appropriate Class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (Florida - .3600%; Pennsylvania -.3779%, Michigan - .3882% and Georgia - .3984%) and adding the product to that portion, if any, of the appropriate Class' yield that is not tax exempt. For the 30-day period ended on October 31, 1998, the tax-equivalent yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Fund were 6.98%, 7.70 %,7.80%, and 7.44%, respectively. The tax-equivalent yield for Class C shares of the Florida Fund for such 30 day period was 6.22%.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                          Information About the Company

The Company was established on September 11, 1991 as a Massachusetts business trust by a Declaration of Trust. As a Trust, the Company does not hold regular meetings of shareholders, although special meetings may be called for a specific Fund or for the Company as a whole, for purposes such as electing or removing trustees, changing fundamental policies or approving an advisory contract. The Company will promptly call a meeting of shareholders to vote on whether to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the Company's outstanding shares, and the trustees, within 5 business days of a written request by 10 or more shareholders who have been of record for at least 6 months and who hold in the aggregate the lesser of either shares having a net asset value of at least $25,000 or 1% of such outstanding Company shares, shall give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of the Company's mailing their request.

Under the Declaration of Trust, the trustees may provide for additional funds and classes from time to time. Any additional fund and class would have rights separate from the other funds and classes. Within each fund and class, all shares have equal voting rights and equal rights with respect to dividends, assets and liquidation.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Company. However, the Declaration of Trust disclaims shareholder liability for acts, obligations or affairs of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Trustees. The Declaration of Trust also provides for indemnification out of a Funds' property for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Company believes that, in view of the above, the risk of personal shareholder liability is remote.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each of the Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                       10.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements in the 1998 Annual Report to Shareholders of Lord Abbett Tax-Free Income Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.